UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2012

AEGERION PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34921	20-2960116
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Identification No.)

101 Main Street, Suite 1850, Cambridge, Massachusetts		02142
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 500-7867

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Aegerion Pharmaceuticals, Inc. (“Aegerion”) held its Annual Meeting of Stockholders on June 5, 2012 (the “Annual Meeting”). At the Annual Meeting, Aegerion’s stockholders elected Sandford D. Smith and Paul G. Thomas as Class II directors to serve on Aegerion’s Board of Directors until Aegerion’s 2015 Annual Meeting of Stockholders, and until their successors are duly elected and qualified. The voting results for this proposal were as follows:

	For	Withheld	Broker Non-Votes
Sandford D. Smith	11,050,914	27,284	4,237,276
Paul G. Thomas	11,050,914	27,284	4,237,276

In addition, at the Annual Meeting, Aegerion’s stockholders voted to ratify the selection of Ernst & Young LLP as Aegerion’s independent registered public accounting firm for the fiscal year ending December 31, 2012. The voting results for this proposal were as follows:

	For	Against	Abstain	Broker Non-Votes
Ratification of Independent Registered Public Accounting Firm	15,311,263	4,211	0	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 7, 2012

AEGERION PHARMACEUTICALS, INC.

By:	/s/ Anne Marie Cook
Anne Marie Cook
Senior Vice President, General Counsel and Secretary